                                                              Exhibit 4.3

               Number                                   Shares
             SCI

             COMMON STOCK                             COMMON STOCK

                            SCIENTIFIC LEARNING
                                CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY                             CUSIP 808760 10 2


THIS CERTIFIES THAT                              SEE REVERSE FOR CERTAIN
                                              DEFINITIONS AND A STATEMENT AS
                                               TO THE POWERS, DESIGNATIONS,
                                                PREFERENCES, RESTRICTIONS
                                                  AND RIGHTS OF SHARES

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

                       SCIENTIFIC LEARNING CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
   Dated:

/s/ Frank M. Mattson                [SEAL]        /s/ Sheryle J. Bolton
CHIEF FINANCIAL OFFICER AND SECRETARY             PRESIDENT

COUNTERSIGNED AND REGISTERED:
           BANKBOSTON, N.A.
                     TRANSFER AGENT AND REGISTRAR

BY /s/ [ILLEGIBLE]
        AUTHORIZED SIGNATURE

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM --       as tenants in common
      TEN ENT --       as tenants by the entireties
      JT TEN  --       as joint tenants with right of
                       survivorship and not as tenants
                       in common


UNIF GIFT MIN ACT -- ...................... Custodian .......................
                             (Cust)                          (Minor)
                     under Uniform Gifts to Minors
                     Act.....................................................
                                             (State)
UNIF TRF MIN ACT -- .................. Custodian (until age ................)
                           (Cust)
                    ............................ under Uniform Transfers
                              (Minor)
                    to Minors Act............................................
                                                   (State)

   Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto


   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------------


---------------------------------------------



------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


------------------------------------------------------------------------------


------------------------------------------------------------------------------


_______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------------


                                     X
                                       ---------------------------------------
                                     X
                                       ---------------------------------------

                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME(S) AS
                                       WRITTEN UPON THE FACE OF THE
                                       CERTIFICATE IN EVERY PARTICULAR,
                                       WITHOUT ALTERATION OR ENLARGEMENT OR
                                       ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
  ------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.